UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2018

WisdomTree Investments, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-10932

Delaware	13-3487784
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

245 Park Avenue

35th Floor

New York, NY 10167

(Address of principal executive offices, including zip code)

(212) 801-2080

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 21, 2018, the Company filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) to report the voting results of its 2018 Annual Meeting of Stockholders. This Amendment No. 1 to the Original Form 8-K is being filed to amend and restate Item 5.07 of the Original Form 8-K in its entirety to correct an error under Proposal 1 by replacing “Jonathan Steinberg” with “Michael Steinhardt.” No other changes are being made to the Original Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 19, 2018, WisdomTree Investments, Inc. (“Company”) held its 2018 Annual Meeting of Stockholders. A total of 143,264,445 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing approximately 94% of the total outstanding common stock. At the Annual Meeting, the stockholders voted on the following five proposals and cast their votes as described below.

1.	The Company’s stockholders re-elected the following three nominees as Class I members to the Board of Directors of the Company to hold office until the 2021 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

NAME	FOR	% VOTED FOR	WITHHELD	BROKER NON-VOTES
ANTHONY BOSSONE	126,010,191	99.32%	856,563	16,397,691
BRUCE LAVINE	122,882,280	96.86%	3,984,474	16,397,691
MICHAEL STEINHARDT	56,536,161	44.56%	70,330,593	16,397,691

2.	The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

FOR	% VOTED FOR	AGAINST	ABSTAIN
142,153,030	99.36%	901,838	209,577

3.	The Company’s stockholders approved the issuance of shares of common stock upon conversion of the Company’s Series A Non-Voting Convertible Preferred Stock issued in connection with the Company’s acquisition of the European exchange-traded commodity, currency and short-and-leveraged business of ETF Securities Limited representing more than 19.99% of the outstanding common stock or voting power of the Company for purposes of complying with Nasdaq Listing Rule 5635.

FOR	% VOTED FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
110,948,613	99.62%	422,099	246,039	16,397,694

4.	The Company’s stockholders approved a non-binding, advisory resolution on the compensation of the Company’s named executive officers.

FOR	% VOTED FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
125,223,667	99.07%	1,171,877	471,203	16,397,698

5.	The proposal to determine whether the vote on the advisory resolution on the compensation of the Company’s named executive officers should occur every one, two or three years was subjected to an advisory vote by the Company’s stockholders.

3 YEARS	2 YEARS	1 YEAR	ABSTAIN
40,083,454	258,550	84,249,141	1,061,883

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISDOMTREE INVESTMENTS, INC.

Date: June 21, 2018	By:	/s/ Gregory Barton
Gregory Barton
Chief Legal Officer

3